                                                                   EXHIBIT 10.34

                                THIRD AMENDMENT,
                               WAIVER AND CONSENT

        This THIRD AMENDMENT dated as of August 11, 2000 (this "Amendment"), is made by and among (a) MERCURY AIR GROUP INC., a New York corporation (the "Borrower"), having its principal place of business at 5456 McConnell Avenue, Los Angeles, California 90066, (b) the direct and indirect Subsidiaries of the Borrower listed as Guarantors on the signature pages hereto (the "Guarantors"),
(c) FLEET NATIONAL BANK (formerly known as BankBoston, N.A.), a national banking association, as agent (in such capacity the "Agent") for the Banks referred to below; and (d) FLEET NATIONAL BANK (formerly known as BankBoston, N.A.) and the other financial institutions from time to time parties to the Credit Agreement referred to below (collectively, the "Banks"). Terms not otherwise defined herein that are defined in the Credit Agreement referred to below shall have the respective meanings herein assigned to such terms in the Credit Agreement.

        WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Revolving Credit and Term Loan Agreement dated as of March 2, 1999 (as amended, modified, supplemented or restated and in effect from time to time, the "Credit Agreement");

        WHEREAS, the Borrower has requested that the Agent and the Banks amend certain terms of the Credit Agreement and waive non-compliance with certain other terms of the Credit Agreement in order, among other things, (i) to increase the Total Acquisition Loan Commitment by $5,000,000 to $23,000,000,
(ii) to decrease the Total Revolving Credit Commitment by $5,000,000 to $35,000,000, (iii) to consent to certain acquisitions, and (iv) to waive compliance with the capital expenditure covenant of the Credit Agreement for the fiscal year ended June 30, 2000; and

        WHEREAS, the Agent and the Banks have agreed, subject to the terms and conditions set forth in this Amendment, to amend the Credit Agreement as set forth herein;

        NOW, THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in Section 6 below, the Credit Agreement is hereby amended as follows:

             SECTION 1.1. AMENDMENT TO DEFINITIONS. The definition of the term "Permitted Acquisition" set forth in Section 1.1 of the Credit Agreement is hereby amended by replacing the period at the end of clause (f) thereof with a semicolon and by inserting, immediately after such clause (f), the word "and" and the following additional clause:

             "(g) with respect to any such acquisition to be entered into after the effective date of the Third Amendment, Waiver and Consent dated as of August 11, 2000 to this agreement (other than as specifically permitted by such amendment), each of the Banks shall have given its prior written consent to such acquisition. "

             SECTION 1.2 AMENDMENT TO SCHEDULES. The Credit Agreement is hereby amended by deleting Schedule 1 thereto in its entirety and replacing it with
Schedule 1 attached hereto.

        SECTION 2. LIMITED WAIVERS AND CONSENTS.

             SECTION 2.1. CAPITAL EXPENDITURES. Pursuant to Section 14.6 of the Credit Agreement, the Borrower has agreed that it will not make Restricted Capital Expenditures in any fiscal year of the Borrower that exceed, in the aggregate, $4,000,000 for such fiscal year. The Borrower has informed the Banks that it made Restricted Capital Expenditures during the fiscal year ended June 30, 2000 that exceeded $4,000,000, and has requested that the Banks waive the resulting non-compliance with Section 14.6 of the Credit Agreement. Upon the effectiveness of this Amendment, the Banks hereby waive compliance with the provisions of Section 14.6 of the Credit Agreement solely for the fiscal year ended June 30, 2000, provided that the Borrower and its Subsidiaries shall not have made Restricted Capital Expenditures during such fiscal year that exceed $6,300,000.

             SECTION 2.2. CERTAIN ACQUISITIONS. Pursuant to Section 13.5.1 of the Credit Agreement and the definition of "Permitted Acquisition" set forth in the Credit Agreement, the Borrower and its Subsidiaries are prohibited from entering into an acquisition of any Person, business, division or specified group of assets if, after giving effect to such acquisition, the aggregate consideration paid by the Borrower and its Subsidiaries in connection with all such acquisitions during any twelve consecutive months exceeds $10,000,000 (the "Aggregate Acquisition Limit"). The Borrower has notified the Agent and the Banks of its intent to enter into each of the acquisitions listed on Exhibit A attached hereto (the "Proposed Acquisitions"), and that each of the Proposed Acquisitions may or may not qualify as a Permitted Acquisition under the Credit Agreement because, after giving effect to such Proposed Acquisition, the aggregate consideration paid by the Borrower and its Subsidiaries in connection with Permitted Acquisitions during the last twelve consecutive months may exceed the Aggregate Acquisition Limit. The Borrower has requested that the Banks consent to each of the Proposed Acquisitions as Permitted

Acquisitions, and, to the extent any Proposed Acquisition exceeds the Aggregate Acquisition Limit, waive the Aggregate Acquisition Limit to permit such Proposed Acquisition. Upon the effectiveness of this Amendment, the Banks hereby consent to each of the Proposed Acquisitions, and agree that to the extent any Proposed Acquisition would cause the aggregate consideration paid in connection with all acquisitions during any period of twelve consecutive months to exceed the Aggregate Acquisition Limit, the Banks waive the Aggregate Acquisition Limit to permit such Proposed Acquisition; provided that on or before the date of any such acquisition the Borrower shall satisfy all of the other conditions set forth in the definition of Permitted Acquisition; and provided, further, that the Borrower and its Subsidiaries shall not make any other asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business and Restricted Capital Expenditures permitted by Section 14.6) during the term of the Credit Agreement without the prior written consent of each of the Banks.

             SECTION 2.3. LANDLORD CONSENTS AND LIEN WAIVERS. Pursuant to
Section 12.16 of the Credit Agreement, the Borrower has agreed that it will use reasonable efforts to deliver to the Agent such consents of, and lien waivers from, landlords of real property leased by the Borrower or a Subsidiary as may be requested by the Agent. As of the date of this Amendment, the Borrower has provided consents and waivers from landlords in respect of the leaseholds described as "Completed" on Exhibit B (the "Completed Leaseholds") and is in the process of seeking such consents and waivers in respect of the leaseholds described as "In Process" on Exhibit B (the "In Process Leaseholds"). The Borrower has requested that the Banks waive any requirement under the Credit Agreement that the Borrower seek to provide landlord consents and lien waivers with respect to leaseholds of real property other than the In Process Waivers and any leaseholds entered into or assumed by the Borrower or any of its Subsidiaries after the date of this Amendment. Upon the effectiveness of this Amendment, the Banks hereby waive such requirement; provided that the Borrower shall use commercially reasonable efforts to deliver to the Agent such landlord consents, waivers and estoppels as may be reasonably requested by the Agent with respect to the In Process Leaseholds and any leaseholds of real property entered into or assumed by the Borrower or any of its Subsidiaries after the date of this Amendment.

             SECTION 2.4. MOTOR VEHICLE LIENS. Pursuant to the Post-Closing Agreement dated as of March 2, 1999 between the Borrower and the Agent, the Borrower has agreed to take such actions as may be necessary to cause the Agent's lien on all titled motor vehicles to be noted on all certificates of title with respect to such vehicles (the "Title Lien Requirement"). As of the date of this Amendment, the Borrower has satisfied or is in the process of satisfying the Title Lien Requirement with respect to approximately 180 of its titled motor vehicles. The Borrower has requested that the Banks waive the Title Lien

Requirement with respect to any other titled motor vehicles owned on the Closing Date. Upon the effectiveness of this Amendment, the Banks hereby waive the Title Lien Requirement with respect to such titled motor vehicles; provided that the Borrower and its Subsidiaries shall use reasonable efforts to satisfy the Title Lien Requirement with respect to any titled motor vehicles purchased after the Closing Date.

             SECTION 2.5. NO FURTHER WAIVERS. Nothing contained in the foregoing waivers and consents shall be construed to imply a willingness on the part of the Agent and the Banks to grant any similar or other future waivers of any of the terms and conditions of the Credit Agreement or the other Loan Documents. The waivers and consents given herein are limited strictly to their terms and shall apply only to the specific provisions described herein. The waivers and consents contained herein shall not extend to or affect any other obligations of the Borrower contained in the Credit Agreement or any other Loan Documents and shall not impair or prejudice any rights consequent thereon.

        SECTION 3. TRANSFER OF COMMITMENT. The Banks hereby consent to the decrease in the Total Revolving Credit Commitment to $35,000,000 and to the increase in the Total Acquisition Loan Commitment to $23,000,000, such decrease and increase to be allocated pro rata to each Bank's Revolving Credit Commitment and Acquisition Loan Commitment and evidenced by Amended and Restated Revolving Credit Notes and Amended and Restated Acquisition Notes.

        SECTION 4. GUARANTORS' CONSENT. Each of the Guarantors hereby consents to the amendment and waiver to the Credit Agreement set forth in this Amendment, and each confirms its obligation to the Agent and the Banks under its Guaranty and agrees that its guaranty of the Obligations thereunder shall extend to and include the Credit Agreement as amended by this Amendment.

        SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS; NO DEFAULT; AUTHORIZATION. The Borrower hereby represents, warrants and covenants to the Agent and the Banks as follows:

        (a) each of the representations and warranties of the Borrower contained in the Credit Agreement was true as of the date as of which it was made, and except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse or as to which the Borrower has previously provided information to the Agent and the Banks or to the extent that such representations and warranties relate expressly to an earlier date, such representations and warranties also are correct as of the date of this Amendment and no Default or Event of Default has occurred and is continuing as of the date of this Amendment after giving effect to this Amendment;

        (b) this Amendment has been duly authorized, executed and delivered by each of the Borrowers and Guarantors and is in full force and effect; and

        (c) upon the execution and delivery of this Amendment by the respective parties hereto, this Amendment shall constitute the legal, valid and binding obligation of the Borrowers and the Guarantors, enforceable in accordance with its terms, except that the enforceability thereof may be subject to any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally.

        SECTION 6. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent:

        (a) This Amendment shall have been duly executed and delivered by the Borrower, each Guarantor, the Agent and each Bank and shall be in full force and effect.

        (b) The Amended and Restated Acquisition Notes and Amended and Restated Revolving Credit Notes (together the "Restated Notes") in the respective amounts and in favor of the respective Banks set forth on the attached Schedule 1 shall have been duly executed and delivered by the Borrower and shall be in full force and effect.

        (c) The receipt by the Agent, for the benefit of the Banks, of an amendment fee in the amount of $2,500 for each Bank.

        (d) The receipt by the Agent of an opinion of counsel, addressed to the Banks and the Agent, relating to the due authorization, execution and delivery of this Amendment and the Restated Notes, and the legality, validity and binding effect thereof, in form and substance satisfactory to the Agent.

        SECTION 7. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

        SECTION 8. NO IMPLIED WAIVER. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any

Obligations, any other obligations of any of the Borrowers or Guarantors or any right of the Agent or any Bank consequent thereon.

        SECTION 9. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

        SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

        IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                Borrower:              MERCURY AIR GROUP, INC.


                                       By:  /s/ JOSEPH A. CZYZYK
                                          ---------------------------------

                                       Name: Joseph A. Czyzyk

                                       Title: Chief Executive Officer



                Guarantors:            MAYTAG AIRCRAFT CORPORATION


                                       By:  /s/ JOSEPH A. CZYZYK
                                          ---------------------------------

                                       Name: Joseph A. Czyzyk

                                       Title: Chief Executive Officer


                                       MERCURY AIR CARGO, INC.


                                       By:  /s/ JOSEPH A. CZYZYK
                                          ---------------------------------

                                       Name: Joseph A. Czyzyk

                                       Title: Chief Executive Officer


                                       MERCURY ACCEPTANCE
                                       CORPORATION


                                       By: /s/ WAYNE J. LOVETT
                                          ---------------------------------

                                       Name: Wayne J. Lovett

                                       Title: Secretary


                                       EXCEL CARGO, INC.


                                       By:  /s/ JOSEPH A. CZYZYK
                                          ---------------------------------

                                       Name: Joseph A. Czyzyk

                                       Title: Chief Executive Officer

        IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                Borrower:              MERCURY AIR GROUP, INC.


                                       By:
                                          ---------------------------------

                                       Name:

                                       Title:



                Guarantors:            MAYTAG AIRCRAFT CORPORATION


                                       By:
                                          ---------------------------------

                                       Name:

                                       Title:


                                       MERCURY AIR CARGO, INC.


                                       By:
                                          ---------------------------------

                                       Name:

                                       Title:


                                       MERCURY ACCEPTANCE
                                       CORPORATION


                                       By:  /s/   RANDOLPH E. AJER
                                          ---------------------------------

                                       Name: Randolph E. Ajer

                                       Title: Treasurer & Director


                                       EXCEL CARGO, INC.


                                       By:
                                          ---------------------------------

                                       Name:

                                       Title:

                                       MERCURY AIR CENTERS, INC.
                                       (f/k/a Wofford Flying Service, Inc.)


                                       By:  /s/ JOSEPH A. CZYZYK
                                          ---------------------------------

                                       Name: Joseph A. Czyzyk

                                       Title: Chief Executive Officer


                                       AEG FINANCE CORPORATION


                                       By: /s/ WAYNE J. LOVETT
                                          ---------------------------------

                                       Name: Wayne J. Lovett

                                       Title: Secretary


                                       RPA AIRLINE AUTOMATION SERVICES,
                                       INC.  (f/k/a Rene Perez and Associates,
                                             Inc.)


                                       By:  /s/ JOSEPH A. CZYZYK
                                          ---------------------------------

                                       Name: Joseph A. Czyzyk

                                       Title: Chief Executive Officer


                                       HERMES AVIATION, INC.

                                       By:  /s/ JOSEPH A. CZYZYK
                                          ---------------------------------

                                       Name: Joseph A. Czyzyk

                                       Title: Chief Executive Officer


                                       VULCAN AVIATION, INC.


                                       By:  /s/ JOSEPH A. CZYZYK
                                          ---------------------------------

                                       Name: Joseph A. Czyzyk

                                       Title: Chief Executive Officer

                                       MERCURY AIR CENTERS, INC.
                                       (f/k/a Wofford Flying Service, Inc.)


                                       By:
                                          ---------------------------------

                                       Name:

                                       Title:


                                       AEG FINANCE CORPORATION


                                       By:  /s/   RANDOLPH E. AJER
                                          ---------------------------------

                                       Name: Randolph E. Ajer

                                       Title: TREASURER & DIRECTOR


                                       RPA AIRLINE AUTOMATION SERVICES,
                                       INC.(f/k/a Rene Perez and Associates,
                                       Inc.)


                                       By:
                                          ---------------------------------

                                       Name:

                                       Title:


                                       HERMES AVIATION, INC.

                                       By:
                                          ---------------------------------

                                       Name:

                                       Title:


                                       VULCAN AVIATION, INC.


                                       By:
                                          ---------------------------------

                                       Name:

                                       Title:

                Agent and Banks:       FLEET NATIONAL BANK
                                       (f/k/a BankBoston, N.A.),
                                       individually and as Agent


                                       By:  /s/ MICHAEL J. BLAKE
                                          ---------------------------------

                                       Name:

                                       Title:



                                       SANWA BANK CALIFORNIA


                                       By:
                                          ---------------------------------

                                       Name:

                                       Title:


                                       MELLON BANK, N.A.


                                       By:
                                          ---------------------------------

                                       Name:

                                       Title:


                                       UNION BANK OF CALIFORNIA, N.A.


                                       By:
                                          ---------------------------------

                                       Name:

                                       Title:

                Agent and Banks:       FLEET NATIONAL BANK
                                       (f/k/a BankBoston, N.A.),
                                       individually and as Agent


                                       By:
                                          ---------------------------------

                                       Name:

                                       Title:


                                       SANWA BANK CALIFORNIA


                                       By:  /s/ DAVID A. ROSSO
                                          ---------------------------------

                                       Name: David A. Rosso

                                       Title: V.P.


                                       MELLON BANK, N.A.


                                       By:
                                          ---------------------------------

                                       Name:

                                       Title:


                                       UNION BANK OF CALIFORNIA, N.A.


                                       By:
                                          ---------------------------------

                                       Name:

                                       Title:

                Agent and Banks:       FLEET NATIONAL BANK
                                       (f/k/a BankBoston, N.A.),
                                       individually and as Agent


                                       By:
                                          ---------------------------------

                                       Name:

                                       Title:


                                       SANWA BANK CALIFORNIA


                                       By:
                                          ---------------------------------

                                       Name:

                                       Title:


                                       MELLON BANK, N.A.


                                       By:   /s/ ABDI RAIS
                                          ---------------------------------

                                       Name: Abdi Rais

                                       Title: First Vice President


                                       UNION BANK OF CALIFORNIA, N.A.


                                       By:
                                          ---------------------------------

                                       Name:

                                       Title:

                Agent and Banks:       FLEET NATIONAL BANK
                                       (f/k/a BankBoston, N.A.),
                                       individually and as Agent


                                       By:
                                          ---------------------------------

                                       Name:

                                       Title:


                                       SANWA BANK CALIFORNIA


                                       By:
                                          ---------------------------------

                                       Name:

                                       Title:


                                       MELLON BANK, N.A.


                                       By:
                                          ---------------------------------

                                       Name:

                                       Title:


                                       UNION BANK OF CALIFORNIA, N.A.


                                       By:  /s/ ANN FORBES
                                          ---------------------------------

                                       Name:  Ann Forbes

                                       Title: Vice President

                                   SCHEDULE 1

                   Banks; Commitments; Commitment Percentages

--------------------------------------------------------------------------------------------------------------------
                                Revolving                     Acquisition
   Banks; Addresses;             Credit         Revolving        Loan         Acquisition
Domestic Lending Offices;       Commitment       Credit       Commitment         Loan         Term      Portion of
Eurodollar Lending Offices      Percentage     Commitment     Percentage      Commitment   Percentage   Term Loan(1)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Fleet National Bank                37.5%       $13,125,000       37.5%         $8,625,000     37.5%       $9,375,000
100 Federal Street,
MA DE 10008A
Boston, MA 02110
Attn: Transportation Division
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Sanwa Bank California                25%        $8,750,000         25%         $5,750,000       25%       $6,250,000
Sanwa Bank Plaza
601 S. Figueroa Street, W8-12
Los Angeles, CA 90017
Attn: Robinson T. Kaspar
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Mellon Bank, N.A.                 18.75%        $6,562,500      18.75%         $4,312,500    18.75%       $4,687,500
400 S. Figueroa St., 10th Floor
Los Angeles, CA 90071
Attn: Richard M. McNiven
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Union Bank of California, N.A.    18.75%        $6,562,500      18.75%         $4,312,500    18.75%       $4,687,500
445 S. Figueroa St., 10th Floor
Los Angeles, CA 90071
Attn: Thomas Nations
--------------------------------------------------------------------------------------------------------------------
TOTAL                               100%       $35,000,000        100%        $23,000,000      100%      $25,000,000
--------------------------------------------------------------------------------------------------------------------

----------------------------------
(1) The amount in this column sets forth the original amount of the Term Loan without taking into account any amortization thereof.

                                    EXHIBIT A

                              Proposed Acquisitions

      -------------------------------------- ---------------------------- ---------------------------
                LOCATION/PROJECT                  APPROXIMATE COST                 STATUS
      -------------------------------------- ---------------------------- ---------------------------
           Charleston, South Carolina                 $700,000                    Completed
      -------------------------------------- ---------------------------- ---------------------------
           Santa Barbara, California                  $685,000                   In Process
      -------------------------------------- ---------------------------- ---------------------------
             Bedford, Massachusetts                  $3,800,000                  In Process
      -------------------------------------- ---------------------------- ---------------------------
                Tulsa, Oklahoma                      $6,200,000                   Completed
      -------------------------------------- ---------------------------- ---------------------------
              Fort Wayne, Indiana                    $3,900,000                   Completed
      -------------------------------------- ---------------------------- ---------------------------
              Nashville, Tennessee                    $800,000                    Completed
      -------------------------------------- ---------------------------- ---------------------------
      Birmingham, Alabama (acquisition of            $6,600,000                   Proposed
      FBO from Raytheon Aviation Service)
      -------------------------------------- ---------------------------- ---------------------------

                                    EXHIBIT B

                              Completed Leaseholds

Bedford, MA
Corpus Christi, TX
Fresno, CA
Jackson, MS
Peachtree-DeKalb, GA
Montreal (Dorval), Canada

                              In Process Leaseholds

Addison, TX
Charleston, SC
Bakersfield, CA
Los Angeles, CA
Los Angeles, CA (warehouses)